Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of October 15, 2009 (the “Amendment”) is entered into among Insituform Technologies, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of March 31, 2009 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.01.  The following definitions of “Canadian Acquisition”, and “Canadian Subsidiary” are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Canadian Acquisition” means the Acquisition by the Canadian Subsidiary of the operating assets of the Camrose, Alberta operation of Garneau Inc. for a purchase price not to exceed 12,350,000 Canadian Dollars.

“Canadian Subsidiary” means Bayou Perma-Pipe Canada, Ltd.

(b)           Section 8.02.  The “.” at the end of clause (i) in Section 8.02 of the Credit Agreement is hereby replaced with “; and” and the following new clause (j) is hereby added immediately following clause (i) to read as follows:

(j)           the Canadian Acquisition.

(c)	Section 8.03. Section 8.03(e) of the Credit Agreement is hereby amended to read as follows:

(e)   Priority Debt in an aggregate principal amount not to exceed the lesser of (i) $20,000,000 at any time outstanding and (ii) the amount of Priority Debt permitted by the Note Purchase Agreement;

2.            Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent:

    (a)           The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

    (b)           The Administrative Agent shall have received a certified copy of the executed asset purchase agreement for the Canadian Acquisition in form and substance reasonably acceptable to the Administrative Agent.

    (c)           The Administrative Agent shall have received (i) for the account of each Lender executing this Amendment on or before 12 noon (CST), October 15, 2009, a fee of 0.10% on the amount of such Lender’s outstanding Term Loan and Commitment and (ii) any other reasonable fees and expenses owing to the Administrative Agent, the Lenders or BAS.

3.            Miscellaneous.

    (a)   The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

    (b)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)	The Borrower and the Guarantors hereby represent and warrant as follows:

(i)           Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

    (d)   The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

    (e)   This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

    (f)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                                        INSITUFORM TECHNOLOGIES, INC.,
a Delaware corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

GUARANTORS:                                   INSITUFORM TECHNOLOGIES USA, INC.,
a Delaware corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

INA ACQUISITION CORP.,
a Delaware corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

ITI INTERNATIONAL SERVICES, INC.,
a Delaware corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

MISSISSIPPI TEXTILES CORPORATION,
a Mississippi corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

AFFHOLDER, INC.,
a Missouri corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

THE BAYOU COMPANIES, INC.,
a Delaware corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

KINSEL INDUSTRIES, INC.,
a Texas corporation

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

CCSI MANAGEMENT, LLC,
a Texas limited liability company

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

COMMERCIAL COATING SERVICES INTERNATIONAL, LTD.,
a Texas limited partnership

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

BAYOU WELDING WORKS, LLC,
a Louisiana limited liability company

By:        /s/ David F. Morris
Name:   David F. Morris
Title:     Senior Vice President and Chief Administrative Officer

ADMINISTRATIVE
AGENT:                                                 BANK OF AMERICA, N.A.,
as Administrative Agent

By:        /s/ Michael Brashler
Name:   Michael Brashler
Title:     Vice President

LENDERS:                                             BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:        /s/ Stephen Bode
Name:   Stephen Bode
Title:     Senior Vice President

FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION,
as a Lender

By:        /s/ Traci L. Dodson
Name:   Traci L. Dodson
Title:     Vice President

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Heather N. Hinkelman
Name:   Heather N. Hinkelman
Title:     Vice President

COMPASS BANK,
as a Lender

By:        /s/ Ramon Garcia
Name:   Raymond Garcia
Title:     Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:        /s/ Donna B. Kirtian
Name:   Donna B. Kirtian
Title:     Vice President

ASSOCIATED BANK, N.A.,
as a Lender

By:        /s/ Mark Weitekamp
Name:   Mark Weitekamp
Title:     Vice President

CAPITAL ONE, N.A.
as a Lender

By:        /s/ Anne Marie Zima
Name:   Anne Marie Zima
Title:     Vice President